UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2017

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02  Results of Operations and Financial Condition.

ReWalk Robotics Ltd.’s (“ReWalk” or the “Company”) preliminary results of operations for the three and nine months ended September 30, 2017 are below.

Revenues were approximately $1.7 million and $6.2 million for the three and nine months ended September 30, 2017, respectively, compared to revenues of $1.4 million and $4.3 million for the three and nine months ended September 30, 2016, respectively. The Company derived approximately 68% of its revenues from the United States for the nine months ended September 30, 2017, compared to 70% for the nine months ended September 30, 2017. The remaining 32% in revenues originated in Europe for the nine months ended September 30, 2017, compared to 21% originating in Europe and 9% originating in Asia-Pacific for the nine months ended September 30, 2016. This increase in revenue for the three and nine months ended September 30, 2017, compared to the same periods in 2016, was primarily due to sales mix, including higher sales to the Veterans’ Administration for use in an ongoing clinical study (reaching, as of September 30, 2017, 60 units placed as part of the study since its inception in the fourth quarter of 2015) and an increase in the conversion of rental units into purchases. The Company placed 16 and 84 units during the three and nine months ended September 30, 2017, respectively, compared to 23 and 80 units during the three and nine months ended September 30, 2016, respectively. During the three and nine months ended September 30, 2017, seven and 34 unit placements were covered by insurance, respectively, compared to 13 and 41 unit placements covered by insurance, respectively, during the three and nine months ended September 30, 2016. As of September 30, 2017, there were 218 pending insurance claims relating to coverage for ReWalk devices, compared to 149 as of September 30, 2016.

In addition, cash and cash equivalents were approximately $12.9 million as of September 30, 2017, compared to $12.4 million as of September 30, 2016 and $23.7 million as of December 31, 2016.

The above preliminary results are based on management’s preliminary financial analysis, and the unaudited consolidated condensed financial statements of the Company for the three and nine months ended September 30, 2017 are not yet available. These results are subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of the Company’s unaudited consolidated condensed financial statements. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results. These preliminary results may differ materially from the actual results that will be reflected in the Company’s unaudited consolidated condensed financial statements for the three and nine months ended September 30, 2017 when they are completed.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk’s future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management for the financial statements for the second quarter of 2017 and for fiscal 2016, and the opinion of ReWalk’s auditors in their report on the Company’s financial statements for fiscal 2016, that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s ability to repay its secured indebtedness; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s ability to secure capital from its equity and debt financings in light of limitations under its Form S-3, the price range of its ordinary shares and conditions in the financial markets, and the risk that such financings may dilute ReWalk’s shareholders or restrict its business; ReWalk’s ability to use effectively the proceeds of any offerings of its ordinary shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the U.S. Securities and Exchange Commission and other documents subsequently filed with or furnished to the U.S. Securities and Exchange Commission. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Kevin Hershberger
Name: Title:	Kevin Hershberger Chief Financial Officer

Dated: October 17, 2017